UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 01, 2023

DAY ONE BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40431	83-2415215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Sierra Point Parkway, Suite 501
Brisbane, California		94005
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 484-0899

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DAWN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 1, 2023, Day One Biopharmaceuticals, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended March 31, 2023. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2023, the Company announced the appointment of Dr. Samuel Blackman, the Company’s Co-founder and current Chief Medical Officer, to the position of Head of Research and Development of the Company, effective as of May 1, 2023.

Biographical information for Dr. Blackman may be found in the Company’s definitive proxy statement relating to its 2023 Annual Meeting of Stockholders, filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 28, 2023.

The Company previously entered into a change-in-control and severance agreement with Dr. Blackman. The form of the change-in-control and severance agreement was previously filed with the SEC as Exhibit 10.2 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 on March 7, 2022 and is incorporated by reference herein.

There are no arrangements or understandings between Dr. Blackman and any other persons, pursuant to which he was appointed as Head of Research and Development, no family relationships among any of the Company’s directors or executive officers and Dr. Blackman and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On May 1, 2023, the Company updated its corporate presentation. A copy of the updated presentation is attached as Exhibit 99.2 to this report.

The information in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 to this report, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Current Report on Form 8-K and in the accompanying Exhibit 99.1 and Exhibit 99.2 shall not be incorporated by reference into any other filing under the Exchange Act or under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press release issued by Day One Biopharmaceuticals, Inc. regarding its financial results for the quarter ended March 31, 2023, dated May 1, 2023.

99.2	Corporate Presentation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DAY ONE BIOPHARMACEUTICALS, INC.

Date:	May 1, 2023	By:	/s/ Charles N. York II, M.B.A.
Charles N. York II, M.B.A. Chief Operating Officer and Chief Financial Officer